AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 2016

 REGISTRATION NOS. 333 -122901
 811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 749	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 762	[X]

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

235 W. Galena Street
Milwaukee, WI 53212

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on April 1, 2016 pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on _________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ZACKS FUNDS

●                       Zacks Market Neutral Fund
Class A Shares – ZMNAX
Class C Shares - ZMNCX

●                       Zacks All-Cap Core Fund
Class A Shares - CZOAX
Class C Shares - CZOCX

●                       Zacks Small-Cap Core Fund
Investor Class Shares - ZSCCX
Class C Shares - ZCCCX
Class I Shares - ZSCIX

●                       Zacks Dividend Fund
Investor Class Shares - ZDIVX

PROSPECTUS
April 1, 2016

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Zacks Funds
Each a series of Investment Managers Series Trust (the “Trust”)
Each of the funds described in this Prospectus will be referred to as a “Fund” and collectively as the “Funds”

Table of Contents

SUMMARY SECTION	1
ZACKS MARKET NEUTRAL FUND	1
ZACKS ALL-CAP CORE FUND	6
ZACKS SMALL-CAP CORE FUND	11
ZACKS DIVIDEND FUND	16
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	21
ZACKS MARKET NEUTRAL FUND	21
ZACKS ALL-CAP CORE FUND	25
ZACKS SMALL-CAP CORE FUND	28
ZACKS DIVIDEND FUND	31
MANAGEMENT OF THE FUNDS	33
PURCHASE OF SHARES	35
DIVIDENDS AND DISTRIBUTIONS	48
FEDERAL INCOME TAX CONSEQUENCES	48
FINANCIAL HIGHLIGHTS	50
FOR MORE INFORMATION	59

This Prospectus sets forth basic information about the Funds that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is April 1, 2016.

SUMMARY SECTION

ZACKS MARKET NEUTRAL FUND

Investment Objective
The investment objective of the Zacks Market Neutral Fund is to generate positive returns in both rising and falling equity markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 37 of this Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[1]
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management fees	1.10%	1.10%
Distribution and/or service (Rule 12b-1) fees	0.25%	1.00%
Other expenses (including dividend and interest expenses on short sales of 3.00%)	5.44%	5.44%
Total annual fund operating expenses	6.79%	7.54%
Fees waived and/or expenses reimbursed[2]	(2.14%)	(2.14%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	4.65%	5.40%

[1]	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase and 0.50% during months 13-18.
[2]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.65% and 2.40% of the average daily net assets for Class A Shares and Class C Shares of the Fund, respectively. This agreement is in effect until March 31, 2019 and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$1,014	$1,897	$3,167	$6,149
Class C Shares	$639	$1,610	$3,063	6,383

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$539	$1,610	$3,063	6,383

The example does not reflect sales load on reinvested dividends and capital gains.  If these sales loads were included, your costs would be higher.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2015 was 180% of the average value of its portfolio.

Principal Investment Strategies
The goal of market neutral investing is to generate returns that are independent of the direction of the stock market.  The Fund seeks a total return greater than the return on three-month U.S. Treasury Bills.  The Fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks, options and other instruments.  The Fund has a long position in a security when it owns the security and has “sold short” a position when it sells a security it does not own.  When the Fund has “sold short,” it must borrow the security in order to settle the sale and buy the security at a later date to pay back the lender.  The Fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the Fund’s net assets giving effect to such sale.  The Fund will maintain long positions in stocks that Zacks Investment Management, Inc. (the “Advisor”) believes will outperform the market and short positions in stocks that the Advisor believes will underperform the market.  The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The Fund may also invest in real estate investment trusts.  Under normal circumstances, the Fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.

The Fund pursues its investment objective by applying a hybrid research process, which uses both quantitative and qualitative criteria.  One proprietary model the Advisor uses to quantitatively assess the attractiveness of a large universe of stocks is based primarily on an analysis of changing patterns of earnings estimates for a company (the "Zacks Rank").  Under normal circumstances, the Advisor expects to invest primarily in equity securities with an emphasis on equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Short Sales Risk.  In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Management and Strategy Risk.  The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Small-Cap and Mid-Cap Company Risk.  The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Foreign securities include American Depositary Receipts (“ADRs”).  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Sector Focus Risk.  The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors.  For example, as of November 30, 2015, a significant portion of the Fund’s assets were invested in the Consumer sector.  Companies in the Consumer sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the Consumer sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.  The impact of more stringent capital requirements or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Portfolio Turnover Risk.  Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance.  A high rate of portfolio turnover is 100% or more.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class A shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  Updated performance information is available at the Fund’s website, www.zacksfunds.com, or by calling the Fund at 888-453-4003. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.   Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Annual Total Return (before taxes) For Class A Shares
For each calendar year at NAV

Class A Shares
Highest Calendar Quarter Return at NAV (non-annualized):	5.40%	Quarter Ended 6/30/2012
Lowest Calendar Quarter Return at NAV (non-annualized):	(4.65%)	Quarter Ended 6/30/2009

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 year	5 years	Since Inception (07/24/08)
Return Before Taxes
Class A Shares	(2.62)%	0.31%	(1.88)%
Class C Shares	1.52%	0.74%	(1.83)%
Return After Taxes on Distributions
Class A	(2.62)%	0.31%	(1.90)%
Return After Taxes on Distributions and Sale of Fund Shares
Class A Shares	(1.48)%	0.24%	(1.42)%
Citigroup 3-Month T-Bill Index (Reflects no deductions for fees, expenses or taxes)	0.03%	0.05%	0.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The after-tax returns are shown for Class A shares only and after-tax returns for Class C shares will vary.

Investment Advisor
Zacks Investment Management, Inc.

Portfolio Managers
Benjamin L. Zacks, Senior Portfolio Manager, and Mitch E. Zacks, Portfolio Manager, have been jointly and primarily responsible for the day-to day management of the Fund’s portfolio since its inception in July 2008.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

A shares and C shares
Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

ZACKS ALL-CAP CORE FUND

Investment Objectives
The investment objective of the Zacks All-Cap Core Fund primarily is capital appreciation and secondarily is to provide shareholders with income through dividends.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 37 of this Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[1]
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management fees	0.90%	0.90%
Distribution and/or service (Rule 12b-1) fees	0.25%	1.00%
Other expenses	0.53%	0.53%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total annual fund operating expenses	1.76%	2.51%
Fees waived and/or expenses reimbursed[2]	(0.03%)	(0.03%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	1.73%	2.48%

[1]	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months of owning them and 0.50% during months 13-18.
[2]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.65% and 2.40% of the average daily net assets for Class A Shares and Class C Shares of the Fund, respectively. This agreement is in effect until March 31, 2019 and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$733	$1,065	$1,427	$2,440
Class C Shares	$346	$748	$1,287	$2,759

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$243	$748	$1,287	$2,759

The example does not reflect sales loads on reinvested dividends and capital gains.  If these sales loads were included, your costs would be higher.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2015 was 37% of the average value of its portfolio.

Principal Investment Strategies
The Fund pursues its investment objectives by applying a hybrid research process, which uses both quantitative and qualitative criteria.  Zacks Investment Management, Inc. (the “Advisor”) uses the Zacks Rank, a proprietary model, to quantitatively assess the attractiveness of a large universe of stocks based primarily on an analysis of changing patterns of earnings estimates for a company. The primary aim of the Zacks Rank model is to identify those companies most likely to experience positive earnings estimate revisions. From a smaller universe of stocks that are highly ranked by the quantitative model (approximately 300 securities), the portfolio managers select stocks with strong earnings potential using traditional "bottom-up" valuation metrics.  Portfolio construction is driven by modern portfolio theory incorporating strict risk controls. Under normal circumstances, the Advisor expects to invest primarily in equity securities with an emphasis on equity securities of U.S. issuers. The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors and over 200 industry groups. The Advisor allocates assets opportunistically based on market information and is not constrained by market capitalization or style parameters. Sector, capitalization and style allocations generally result from market trends regarding earnings information.

The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics.  Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objectives.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Management and Strategy Risk.  The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Small-Cap and Mid-Cap Company Risk.  The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.  Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Growth-Oriented Investment Strategies Risk.  Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall.  Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Foreign securities include American Depositary Receipts (“ADRs”).  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Sector Focus Risk.  The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors.  For example, as of November 30, 2015, a significant portion of the Fund’s assets were invested in the Consumer sector.  Companies in the Consumer sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the Consumer sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class A shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  Updated performance information is available at the Fund’s website, www.zacksfunds.com, or by calling the Fund at 888-453-4003. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.   Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) For Class A Shares
For each calendar year at NAV

Class A Shares
Highest Calendar Quarter Return at NAV (non-annualized):	12.90%	Quarter Ended 9/30/2009
Lowest Calendar Quarter Return at NAV (non-annualized):	(19.20%)	Quarter Ended 12/31/2008

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 year	5 years	10 years
Return Before Taxes
Class A Shares	(6.26)%	9.15%	5.58%
Class C Shares	(2.24)%	9.61%	5.40%
Return After Taxes on Distributions
Class A Shares	(7.50)%	8.55%	4.94%
Return After Taxes on Distributions and Sale of Fund Shares
Class A Shares	(2.52)%	7.24%	4.29%
Russell 3000 Index (Reflects no deductions for fees, expenses or taxes)	0.48%	12.18%	7.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The after-tax returns are shown for Class A shares only and after-tax returns for Class C shares will vary.

Investment Advisor
Zacks Investment Management, Inc.

Portfolio Managers
Benjamin L. Zacks, Senior Portfolio Manager, and Mitch E. Zacks, Portfolio Manager, have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception in December 2005.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

A Shares and C Shares
Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

ZACKS SMALL-CAP CORE FUND

Investment Objective
The investment objective of the Zacks Small-Cap Core Fund is capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Zacks Small-Cap Core Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Investor Class Shares	Class C Shares	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment
	Investor Class Shares	Class C Shares	Class I Shares
Management fees	0.90%	0.90%	0.90%
Distribution and/or service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses[3]	0.51%	0.51%	0.51%
Total annual fund operating expenses	1.66%	2.41%	1.41%
Expense waiver and reimbursements[2]	(0.27)%	(0.27)%	(0.27)%
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.39%	2.14%	1.14%

[1]
Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase and 0.50% on any shares sold during months 13-18 after the date of purchase.

[2]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that  total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.39%, 2.14% and 1.14% of the average daily net assets of the Investor Class, Class C and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2019 and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$142	$440	$822	$1,893
Class C	$320	$670	$1,208	$2,681
Class I	$116	$362	$690	$1,617

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C	$217	$670	$1,208	$2,681

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2015 was 162% of the average value of its portfolio.

Principal Investment Strategies
The Fund pursues its investment objective by applying a hybrid research process which uses both quantitative and qualitative criteria. Zacks Investment Management, Inc. (the “Advisor”) uses a proprietary model to quantitatively assess the attractiveness of a large universe of stocks based on potential capital appreciation. The primary aim of the quantitative model is to identify those companies most likely to generate positive alpha, or excess return over the market, when adjusted for stock beta, or movement with the market.  From a smaller universe of stocks that are highly ranked by the quantitative model, the portfolio managers select small-cap stocks with attractive risk/return characteristics based on qualitative criteria.  Portfolio construction incorporates risk controls.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in a diversified portfolio of equity securities of small capitalization companies, with an emphasis on equity securities of U.S. issuers. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund considers small capitalization companies to be companies within the range of those companies included in the Russell 2000 Index at the time of purchase.  Because small capitalization companies are defined by reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions.  As of May 31, 2015, the market capitalizations of companies included in the Russell 2000 Index were between $14.1 million and $5.78 billion. The Russell 2000 Index is reconstituted annually, typically on May 31 of each year, to seek to ensure that larger stocks do not distort the performance and characteristics of the Index and that the represented companies continue to reflect small capitalization characteristics.

The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe.  The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors. The Advisor allocates assets opportunistically based on market information and is not constrained by investment style parameters. Sector and style allocations generally result from a hybrid research process.  The Fund may engage in short-sale transactions up to 25% of its net assets.  The Fund’s investment strategy involves active and frequent trading.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Management and Strategy Risk.  The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Small-Cap Companies Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.  Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Growth-Oriented Investment Strategies Risk.  Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall.  Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Foreign securities include American Depositary Receipts (“ADRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Short Sales Risk.  In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Sector Focus Risk.  The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors.  For example, as of November 30, 2015, a significant portion of the Fund’s assets were invested in the Financial sector.   Companies in the Financial sector may be adversely affected by many factors, including among others, fluctuations in interest rates, government regulation, economic conditions, credit rating downgrades, and decreased liquidity in the credit markets.  The impact of more stringent capital requirements or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Portfolio Turnover Risk.  Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance.  A high rate of portfolio turnover is 100% or more.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor Class shares and by showing how the average annual total return of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  Updated performance information is available at the Fund’s website, www.zacksfunds.com, or by calling the Fund at 888-453-4003. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Investor Class
For each calendar year at NAV

Highest Calendar Quarter Return at NAV (non-annualized):	15.30%	Quarter Ended 3/31/13
Lowest Calendar Quarter Return at NAV (non-annualized):	(8.84%)	Quarter Ended 9/30/15

Average Annual Total Returns for the Periods Ended December 31, 2015

	1 year	Since Inception (06/30/11)**	Inception Date
Return Before Taxes
Investor Class Shares	(1.63)%	11.96%	June 30, 2011
Class C Shares	(3.36)%	11.15%	December 31, 2013
Class I Shares	(1.37)%	12.24%	February 28, 2014
Return After Taxes on Distributions*
Investor Class Shares	(1.63)%	11.42%	June 30, 2011
Return After Taxes on Distributions and Sale of Fund Shares*
Investor Class Shares	(0.92)%	9.43%	June 30, 2011
Russell 2000 Index (Reflects no deductions for fees, expenses or taxes)	(4.41)%	8.78%	June 30, 2011

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

**
The Investor Class commenced operations on June 30, 2011.  Class C commenced operations on December 31, 2013 and Class I commenced operations on February 28, 2014.  The performance figures for Class C and Class I include the performance for the Investor Class for the period prior to December 31, 2013 and February 28, 2014.  For such periods Class C and Class I would have had substantially similar performance as Investor Class because the shares are invested in the same portfolio of securities and the average annual total returns would have differed only to the extent that (i) the expenses of Class C were higher than the expenses of Investor Class and, therefore, returns for Class C would have been lower than those of Investor Class and (ii) the expenses of Class I were lower than the expenses of Investor Class and, therefore, returns for Class I would have been higher than those of Investor Class.

Investment Advisor
Zacks Investment Management, Inc.

Portfolio Managers
Benjamin L. Zacks, Senior Portfolio Manager, and Mitch E. Zacks, Portfolio Manager, have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on June 30, 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Investor Class and Class C
Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Class I
Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$5,000	$500
Direct Retirement Accounts	$2,000	$500
Automatic Investment Plan	$5,000	$500
Gift Account For Minors	$2,000	$500

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

ZACKS DIVIDEND FUND

Investment Objectives
The investment objective of the Zacks Dividend Fund (the “Fund”) is capital appreciation and dividend income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and Service (12b-1) fees	0.25%
Other expenses	1.73%
Total annual fund operating expenses	2.78%
Fees waived and/or expenses reimbursed[1]	(1.48)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.30%

[1]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.30% of the average daily net assets of the Fund.  This agreement is in effect until March 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$132	$412	$1,046	$2,758

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended November 30, 2015, the Fund had a portfolio turnover rate of 29% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its assets plus borrowings for investment purposes in equity securities of dividend paying companies organized or headquartered in the United States. The Fund’s equity investments include common stock, preferred stock, rights and warrants.  Zacks Investment Management, Inc. (the “Advisor”) intends to invest the Fund’s assets in the equity securities of companies that the Advisor believes are undervalued based on their earnings, dividends, assets, or other financial measures. While the Fund may invest in companies of any market capitalization, it will generally focus on companies with large capitalizations ($10 billion or higher at the time of purchase).  The Fund may also invest in exchange-traded funds ("ETFs"), which are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges. In addition, the Fund may also invest in American Depository Receipts (“ADRs”), which are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Advisor employs a bottom-up investment approach to buying and selling investments for the Fund.  The Advisor selects investments primarily based on quantitative analysis of an individual issuer and its potential for capital appreciation and dividend income. The Advisor uses a quantitative model that analyzes an issuer’s dividend yield, earnings, cash flows, competitive position, and management ability. The primary aim of this quantitative model is to systematically evaluate an issuer’s valuation, price and earnings momentum and earnings quality.  In addition to considering a company’s financial condition the Advisor also considers other factors such as general market, economic, political, and regulatory conditions.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Management and Strategy Risk.  The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Small-Cap and Mid-Cap Company Risk.  The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Value-Oriented Investment Strategies Risk.  Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Warrants and Rights Risk.  Warrants and rights may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore, are highly volatile and speculative investments.  Failing to exercise rights to purchase common stock could dilute the Fund's interest in the issuing company. The market for such rights is not well developed, and the Fund may not always realize full value on the sale of rights.

Exchange Traded Funds (“ETF”) Risk.  Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Sector Focus Risk.  The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors.  For example, as of November 30, 2015, a significant portion of the Fund’s assets were invested in the Financial and Consumer sectors.   Companies in the Financial sector may be adversely affected by many factors, including among others, fluctuations in interest rates, government regulation, economic conditions, credit rating downgrades, and decreased liquidity in the credit markets.  The impact of more stringent capital requirements or future regulation on any individual financial company or on the sector as a whole cannot be predicted.  Companies in the Consumer sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the Consumer sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor Class shares and by showing how the average annual total return of the Fund compare with the average annual total returns of a broad-based market index.  Updated performance information is available at the Fund’s website, www.zacksfunds.com, or by calling the Fund at 888-453-4003. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Investor Class
For each calendar year at NAV

Highest Calendar Quarter Return at NAV (non-annualized):	7.37%	Quarter Ended 12/31/15
Lowest Calendar Quarter Return at NAV (non-annualized):	(7.01%)	Quarter Ended 9/30/15

Average Annual Total Returns for the Periods Ended December 31, 2015

	1 year	Since Inception (1/31/14)
Return Before Taxes
Investor Class Shares	(2.11)%	6.42%
Return After Taxes on Distributions*
Investor Class Shares	(2.77)%	5.90%
Return After Taxes on Distributions and Sale of Fund Shares*
Investor Class Shares	(0.67)%	4.92%
Russell 1000 Index (Reflects no deductions for fees, expenses or taxes)	(3.83)%	6.65%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Zacks Investment Management, Inc.

Portfolio Managers
Benjamin L. Zacks, Senior Portfolio Manager, and Mitch E. Zacks, Portfolio Manager, have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception in January, 2014.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement accounts.  Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

ZACKS MARKET NEUTRAL FUND

Investment Objective
The Fund’s investment objective is to generate positive returns in both rising and falling equity markets.  The Fund will simultaneously invest in long and short equity positions to minimize portfolio exposure to general equity market risk.  The goal of market neutral investing is to generate returns that are independent of the direction of the stock market.  The Fund seeks a total return greater than the return on three-month U.S. Treasury Bills.  There is no guarantee that the Fund will achieve its objective.  The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to shareholders.  The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
The Fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks, or other instruments.  The Fund has a long position in a security when it owns the security and has “sold short” a position when it sells a security it does not own.  When the Fund has “sold short,” it must borrow the security in order to settle the sale and buy the security at a later date to pay back the lender.  The Fund must maintain collateral at least equal to the current market value of the security sold short. The Fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the Fund’s net assets giving effect to such sale.

The Fund will maintain long positions in stocks, options and other instruments that the Advisor believes will outperform the market and short positions in stocks that the Advisor believes will underperform the market.  The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The Fund may also invest in real estate investment trusts (REITs).  Under normal circumstances, the Fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.

The Fund pursues its investment objective by applying a hybrid research process, which uses both quantitative and qualitative criteria.  One proprietary model the Advisor uses to quantitatively assess the attractiveness of a large universe of stocks is based primarily on an analysis of changing patterns of earnings estimates for a company (the "Zacks Rank"). The primary aim of the Zacks Rank model for the Fund is to identify companies most likely to experience positive earnings estimate revisions for long positions and companies most likely to experience lower earnings estimate revisions for short positions. From a smaller universe of stocks that are ranked by the quantitative model (approximately 300 securities), the portfolio managers using traditional "bottom-up" valuation metrics select stocks with strong earnings potential for long positions and select stocks with weak earnings potential for short positions.

Portfolio construction is driven by modern portfolio theory incorporating strict risk controls. Under normal circumstances, the Advisor expects to invest primarily in equity securities with an emphasis on equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and ADRs.  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. The Fund seeks to diversify its assets by investing in securities from a pool of more than a dozen industry sectors and over 200 industry groups. The Advisor allocates assets opportunistically based on market information and is not constrained by market capitalization or style parameters.

Investment Philosophy. The Advisor's investment strategy is based on the belief that just as the broader markets are driven by investors' expectations of interest rates, inflation and economic growth, each individual company's stock price is also driven by expectations. The most critical expectations are the projected earnings for the current quarter, the current fiscal year and the next fiscal year.

These earnings expectations, or estimates, and their continual revisions are generated by approximately 3,500 securities analysts employed by over 200 brokerage/research firms providing ongoing investment research to the Advisor. These analysts closely monitor selected groups of companies, analyzing their financial data, their competitors and their markets. They also evaluate new products and services provided by the companies and meet with company executives to learn more about a company's operations. The analysts use this information to arrive at estimates of a company's future earnings.

Statistical studies indicate that when analysts' earnings estimates for a company are revised upward, the stock, on average, will outperform the market. Conversely, if earnings estimates for a company are revised downward, the stock, on average, will underperform the market.

The Advisor selects stocks to hold long that it believes will experience future upward estimate revisions or are attractively valued and consequently will experience upward price movements. Conversely, the Advisor will select stocks to short sell that it believes will experience future downward revisions or are overvalued and consequently will experience downward price movements.  The Advisor relies on information provided by its affiliate, Zacks Investment Research, Inc., to make these investment decisions.

Zacks Investment Research, Inc. developed a system and database to monitor the earnings estimates of virtually all of the analysts that follow a given company. The Zacks database covers approximately 4,000 U.S. and Canadian companies and is updated daily. Zacks Investment Research, Inc. uses this database to produce the Zacks Rank, a ranking of companies based on patterns in earnings estimate revisions and deviations between reported quarterly earnings and analysts' estimates of earnings for the quarter. The Zacks Rank seeks to predict future relative investment performance over a three - to six- month horizon, for over 4,000 U.S. and Canadian companies.

Zacks Investment Research, Inc. has been producing the Zacks Rank on a weekly basis since 1981. The Zacks Rank classifies companies into five categories, numbered one through five. The stocks in category one are expected to have upward estimate revisions and the stocks in category five are expected to have downward estimate revisions. The Advisor has used the Zacks Rank since 1994 as one factor when making stock selection decisions for institutional accounts. The Advisor uses the Zacks Rank as well as other factors in managing investments in the Fund.

Decision Process and Stock Selection. The Advisor's decision process is based on the portfolio managers' evaluation of a wide range of fundamental factors, including the Zacks Rank and other proprietary models, to determine if a company's stock should be purchased for or sold from the portfolio.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency.  When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Secondary Investment Strategies
Although not primary investment strategies, the Fund is authorized to use certain derivative instruments for hedging and risk management strategies; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or “delayed delivery" basis; engage in repurchase agreement transactions; invest up to 15% of the Fund's net assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information (the “SAI”).

Principal Risks of Investing
The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets.  Such environments could make identifying investment risks and opportunities especially difficult for the Advisor.  In response to the crisis, the United States and other governments have taken steps to support financial markets.  The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities.  In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.  The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.  In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Short Sales Risk.  In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.  Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio .  By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Small-Cap and Mid-Cap Company Risk.  Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.  In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

REIT Risk.  The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.  Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term. Dividends on an issuer’s common stock are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Foreign Investment Risk.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Sector Focus Risk.  The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors.  At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole.  Such underperformance may continue for extended periods of time.  For example, as of November 30, 2015, a significant of the Fund’s assets were invested in the Consumer sector.  Companies in the Consumer sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the Consumer sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.  The impact of more stringent capital requirements or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Portfolio Turnover Risk.  Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance.  A high rate of portfolio turnover is 100% or more.

ZACKS ALL-CAP CORE FUND

Investment Objectives
The Fund’s investment objective is capital appreciation and secondarily is to provide shareholders with income through dividends. There is no guarantee that the Fund will achieve its objectives. The Fund's investment objectives are not fundamental, and may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice to shareholders.  The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
The Fund pursues its investment objectives by applying a hybrid research process which uses both quantitative and qualitative criteria.  The Advisor uses the Zacks Rank to quantitatively assess the attractiveness of a large universe of stocks based primarily on an analysis of changing patterns of earnings estimates for a company. The primary aim of the Zacks Rank model is to identify those companies most likely to experience positive earnings estimate revisions. From a smaller universe of stocks that are highly ranked by the quantitative model (approximately 300 securities), the portfolio managers select stocks with strong earnings potential using traditional "bottom-up" valuation metrics.

Portfolio construction is driven by modern portfolio theory incorporating strict risk controls. Under normal circumstances, the Advisor expects to invest primarily in equity securities with an emphasis on equity securities of U.S. issuers. The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors and over 200 industry groups. The Advisor allocates assets opportunistically based on market information and is not constrained by market capitalization or style parameters. Sector, capitalization and style allocations generally result from market trends regarding earnings information.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  These policies are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Investment Philosophy. The Advisor's investment strategy is based on the belief that just as the broader markets are driven by investors' expectations of interest rates, inflation and economic growth, each individual company's stock price is also driven by expectations. The most critical expectations are the projected earnings for the current quarter, the current fiscal year and the next fiscal year.

These earnings expectations, or estimates, and their continual revisions are generated by approximately 3,500 securities analysts employed by over 200 brokerage/research firms providing ongoing investment research to the Advisor. These analysts closely monitor selected groups of companies, analyzing their financial data, their competitors and their markets. They also evaluate new products and services provided by the companies and meet with company executives to learn more about a company's operations. The analysts use this information to arrive at estimates of a company's future earnings.

Statistical studies indicate that when analysts' earnings estimates for a company are revised upward, the stock, on average, will outperform the market. Conversely, if earnings estimates for a company are revised downward, the stock, on average, will underperform the market.

The Advisor selects stocks that it believes will experience future upward estimate revisions and consequently upward price movements. The Advisor relies on information provided by its affiliate, Zacks Investment Research, Inc., to make these investment decisions.

Zacks Investment Research, Inc. developed a system and database to monitor the earnings estimates of virtually all of the analysts that follow a given company. The Zacks database covers approximately 4,000 U.S. and Canadian companies and is updated daily.  Zacks Investment Research, Inc. uses this database to produce the Zacks Rank, a ranking of companies based on patterns in earnings estimate revisions and deviations between reported quarterly earnings and analysts' estimates of earnings for the quarter. The Zacks Rank seeks to predict future relative investment performance over a three – to six - month horizon, for over 4,000 U.S. and Canadian companies.

Zacks Investment Research, Inc. has been producing the Zacks Rank on a weekly basis since 1981. The Zacks Rank classifies companies into five categories, numbered one through five. The stocks in category one are expected to have upward estimate revisions and the stocks in category five are expected to have downward estimate revisions. The Advisor has used the Zacks Rank since 1994 as one factor when making stock selection decisions for institutional accounts. The Advisor plan uses the Zacks Rank, as well as other factors, in managing investments in the Fund.

Decision Process and Stock Selection. The Advisor's decision process is based on the portfolio managers' evaluation of a wide range of fundamental factors, including the Zacks Rank, to determine if a company's stock should be purchased for or sold from the portfolio.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency.  When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Secondary Investment Strategies
Although not primary investment strategies, the Fund is authorized to use certain derivative instruments for hedging and risk management strategies; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or “delayed delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's net assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the SAI.

Principal Risks of Investing
The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets.  Such environments could make identifying investment risks and opportunities especially difficult for the Advisor.  In response to the crisis, the United States and other governments have taken steps to support financial markets.  The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities.  In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.  The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.  In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Small-Cap and Mid-Cap Company Risk.  Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.  In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.  Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Growth-Oriented Investment Strategies Risk.  Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall.  Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term. Dividends on and issuer’s common stock are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors.  At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole.  Such underperformance may continue for extended periods of time.  For example, as of November 30, 2015, a significant of the Fund’s assets were invested in the Consumer sector.  Companies in the Consumer sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the Consumer sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.

ZACKS SMALL-CAP CORE FUND

Investment Objective
The Zacks Small-Cap Core Fund seeks capital appreciation. The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice to shareholders.  The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
The Fund pursues its investment objective by applying a hybrid research process which uses both quantitative and qualitative criteria.  The Advisor uses a proprietary model to quantitatively assess the attractiveness of a large universe of stocks based on potential capital appreciation. The primary aim of the quantitative model is to identify those companies most likely to generate positive alpha, or excess return over the market, when adjusted for stock beta, or movement with the market. From a smaller universe of stocks that are highly ranked by the quantitative model, the portfolio managers select small-cap stocks with attractive risk/return characteristics based on qualitative criteria.  Portfolio construction incorporates risk controls.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in a diversified portfolio of equity securities of small capitalization companies, with an emphasis on equity securities of U.S. issuers. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund considers small capitalization companies to be companies within the range of those companies included in the Russell 2000 Index at the time of purchase.  Because small capitalization companies are defined by reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions.  As of May 31, 2015, the market capitalizations of companies included in the Russell 2000 Index were between $14.1 million and $5.78 billion.  The Russell 2000 Index is reconstituted annually, typically on May 31 of each year, to seek to ensure that larger stocks do not distort the performance and characteristics of the Index and that the represented companies continue to reflect small capitalization characteristics.

The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe.  The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors. The Advisor allocates assets opportunistically based on market information and is not constrained by investment style parameters.  The Fund may engage in short-sale transactions up to 25% of its net assets. The Fund’s investment strategy involves active and frequent trading.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and ADRs.  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  In addition, the Fund may invest in ETFs that seek to track the returns of various equity indices. These policies are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Investment Philosophy.
The Advisor’s overall investment philosophy is to use quantitative methodologies combined with qualitative analysis to generate attractive risk-adjusted returns. The Advisor’s investment strategies emphasize insights from a disciplined research process that focuses on identifying investment anomalies. The Advisor’s security selection models are based on proprietary research and must incorporate solid economic principles as well as produce empirical results.  The Advisor combines alpha generation models with risk-management systems as well as extensive qualitative oversight to seek to generate consistent risk-adjusted returns. The Advisor believes a systematic disciplined process, implemented through a full market cycle, is paramount in generating alpha over time.

Decision Process and Stock Selection. The Advisor's decision process is based on the portfolio managers' evaluation of a wide range of fundamental factors and proprietary quantitative models, to determine whether a company's stock should be purchased for or sold from the Fund’s portfolio.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency.  When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing
The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets.  Such environments could make identifying investment risks and opportunities especially difficult for the Advisor.  In response to the crisis, the United States and other governments have taken steps to support financial markets.  The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities.  In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.  The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.  In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Small-Cap Companies Risk. Investing in small-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.  Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Growth-Oriented Investment Strategies Risk.  Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall.  Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term. Dividends on an issuer’s common stock are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Short Sales Risk.  In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.  By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

Sector Focus Risk.  The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors.  At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole.  Such underperformance may continue for extended periods of time.  For example, as of November 30, 2015, a significant of the Fund’s assets were invested in the Financial sector.   Companies in the Financial sector may be adversely affected by many factors, including among others, fluctuations in interest rates, government regulation, economic conditions, credit rating downgrades, and decreased liquidity in the credit markets.  The impact of more stringent capital requirements or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Portfolio Turnover Risk.  Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance.  A high rate of portfolio turnover is 100% or more.

ZACKS DIVIDEND FUND

Investment Objectives
The Fund’s investment objective is capital appreciation and dividend income.  There is no assurance that the Fund will achieve its investment objectives.   The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.  The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its assets plus borrowings for investment purposes in equity securities of dividend paying companies organized or headquartered in the United States. The Fund’s equity investments include common stock, preferred stock, rights and warrants.  The Advisor intends to invest the Fund’s assets in the stocks of companies that it believes are undervalued based on their earnings, dividends, assets, or other financial measures. While the Fund may invest its assets in companies of any size, the Advisor will generally focus on companies with large market capitalizations ($10 billion or higher at the time of purchase). The Fund may also invest in ETFs and ADRs.

The Advisor employs a bottom-up investment approach to buying and selling investments for the Fund.  The Advisor selects investments primarily based on quantitative analysis of an individual issuer and its potential for capital appreciation and dividend income.  The Advisor uses a quantitative model that analyzes an issuer’s dividend yield, earnings, cash flows, competitive position, and management ability. The primary aim of this quantitative model is to systematically evaluate an issuer’s valuation, price and earnings momentum and earnings quality.  In addition to considering a company’s financial condition the Advisor also considers other factors such as general market, economic, political, and regulatory conditions.

The Fund will sell a security when one or more of the following occurs: 1) the security’s dividend is reduced to what the Advisor believes is an unacceptable amount per share, 2) the security’s yield falls below acceptable parameters, 3) there is a fundamental development that weakens the company’s balance sheet, 4) a more attractive investment opportunity is identified for the Fund; or 5) the Fund needs cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency.  When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing
The Fund’s principal risks are set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets.  Such environments could make identifying investment risks and opportunities especially difficult for the Advisor.  In response to the crisis, the United States and other governments have taken steps to support financial markets.  The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities.  In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity Risk.  The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.  The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.  In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Small-Cap and Mid-Cap Company Risk.  Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.  In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise.  In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  Therefore the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the market.  Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Warrants and Rights Risk.  A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Unlike a convertible debt security or preferred stock a warrant does not pay fixed dividends.  A warrant or right may lack a liquid secondary market for resale.  The price of a warrant may fluctuate as a result of speculation or other factors.  In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently (in which case the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant).  The failure to exercise rights to purchase common shares could result in the dilution of the Fund’s interest in the issuing company.  The market for such rights is not well developed, and the Fund may not always realize full value on the sale of rights.

ETF Risk.  Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Sector Focus Risk.  The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors.  At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole.  Such underperformance may continue for extended periods of time.  For example, as of November 30, 2015, a significant of the Fund’s assets were invested in the Financial and Consumer sectors.   Companies in the Financial sector may be adversely affected by many factors, including among others, fluctuations in interest rates, government regulation, economic conditions, credit rating downgrades, and decreased liquidity in the credit markets.   The impact of more stringent capital requirements or future regulation on any individual financial company or on the sector as a whole cannot be predicted.  Companies in the Consumer sector may be adversely affected by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the Consumer sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUNDS

Investment Advisor
Zacks Investment Management, Inc. is an Illinois corporation formed in 1991 which maintains its principal offices at 1 South Wacker Drive, Suite 2700, Chicago, IL 60606 and acts as the investment advisor to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Advisor is a wholly-owned subsidiary of Zacks Investment Research, Inc., an entity controlled by Leonard H. Zacks and Benjamin L. Zacks.  Leonard H. Zacks and Benjamin L. Zacks are the directors of the Advisor.  The Advisor is an investment advisor registered with the SEC and serves as investment advisor or portfolio supervisor to investment portfolios with approximately $4.2 billion in assets as of December 31, 2015.

Pursuant to the Advisory Agreement, the Funds pay the Advisor annual advisory fees as set forth below for the services and facilities it provides, payable on a monthly basis.  For the fiscal year ended November 31, 2015, the Advisor received the following advisory fees from each Fund, after waiving fees and/or reimbursing Fund expenses pursuant to its expense limitation agreement with each Fund:

Fund	Contractual Advisory Fees	Advisory Fees Received as a Percentage of Average Daily Net Assets after fee waivers and/or expense reimbursements
Market Neutral Fund	1.10%	0.00%
All-Cap Core Fund	0.90%	0.87%
Small-Cap Core Fund	0.90%	0.63%
Dividend Fund	0.80%	0.00%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to each Fund is available in the Funds’ Annual Report to shareholders for the fiscal year ending November 30, 2015.  A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Dividend Fund is available in the Funds’ Semi-Annual Report to shareholders for the period ending May 31, 2015.

Portfolio Managers
Benjamin L. Zacks, Senior Portfolio Manager at the Advisor, serves as portfolio co-manager of each Fund and provides a qualitative, fundamental overview of securities selected through the quantitative process.  Mr. Zacks co-founded the Advisor in 1991 and has served in his current position since that time.  He has served as a portfolio co-manager of the Zacks Market Neutral Fund since July of 2008 and the Zacks All-Cap Core Fund since December of 2005.  Mr. Zacks co-founded Zacks Investment Research, Inc. in 1978 and served as Executive Vice President from 1978-1991. Mr. Zacks received a B.A. in Economics from Boston University.

Mitch E. Zacks, Portfolio Manager at the Advisor, serves as portfolio co-manager of each Fund and oversees the modeling and quantitative process. Mr. Zacks joined the Advisor in 1996 and has been a portfolio manager with the firm since 1999.  He has served as a portfolio co-manager of the Zacks Market Neutral Fund since July of 2008 and the Zacks All-Cap Core Fund since December of 2005.  Mr. Zacks received a B.A. in Economics from Yale University and an MBA in Analytic Finance from the University of Chicago.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Funds.

Other Service Providers
IMST Distributors LLC, (the “Distributor”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares.  The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Funds.

Fund Expenses
Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.65% and 2.40% of the Zacks Market Neutral Fund’s and the Zacks All-Cap Core Fund’s average daily net assets for Class A Shares and Class C Shares, respectively, 1.39%, 2.14% and 1.14% of the Zacks Small-Cap Core Fund’s average daily net assets for Investor Class Shares, Class C Shares and Class I Shares, respectively, and 1.30% of the Zacks Dividend Fund’s average daily net assets for Investor Class Shares. This agreement is in effect until March 31, 2019, and may be terminated before that date only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests.  This reimbursement may be requested from a Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, in addition to the reimbursement amount, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request.  The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by a Fund.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by a Fund in a fiscal year to exceed the applicable limitation on Fund expenses.  A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

PURCHASE OF SHARES

General
Each of the Zacks Market Neutral Fund and Zacks All-Cap Core Fund offers two classes of shares, designated as Class A Shares and Class C Shares. Zacks Small-Cap Core Fund offers three classes of shares, designated as Investor Class Shares, Class C Shares and Class I Shares.  Zacks Dividend Fund offers one class of shares, designated as Investor Class Shares.

Class A Shares generally incur sales loads at the time of purchase.

Class C Shares may incur sales loads at the time of redemption and are subject to higher ongoing distribution fees and service fees. Class C shares are available for purchase only through an approved broker-dealer or financial intermediary.

Investor Class Shares generally incur annual distribution and shareholder service fees.

By offering multiple classes of shares, each Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales loads, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A, Class C and Investor Class
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50
Class I
Direct Regular Accounts	$25,000	$1,000
Direct Retirement Accounts	$2,000	$500
Automatic Investment Plan	$5,000	$500
Gift Account For Minors	$2,000	$500

Shares of the Funds may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  Certain features of the shares of the Fund, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by a financial intermediary.  You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Funds reserve the right to discontinue offering shares at any time or to cease operating entirely.

The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable).  The difference among the classes’ NAVs reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares.  Each Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading.  If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAV would still be determined as of 4:00 p.m. New York time.  In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events.  The NAV for each class is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class.  A Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

Each Fund’s securities generally are valued at market price.  Securities are valued at fair value when market quotations are not readily available.  The Board has adopted procedures to be followed when the Funds must utilize fair value pricing, including when reliable market quotations are not readily available, when the Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAVs from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.   Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when a Fund’s NAVs are determined.  If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that a Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Distribution and/or Services (12b-1) Fees
The Trust has adopted a plan on behalf of the Funds pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Funds to pay distribution fees for the sale and distribution of their Class A and Investor Class shares and/or shareholder liaison service fees in connection with the provision of ongoing services to shareholders of Class A and Investor Class shares and the maintenance of shareholder accounts.  The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A and Investor Class shares.

Additionally, the Trust, on behalf of the Funds, has adopted a 12b-1 Plan with respect to the Funds’ Class C shares. Under the 12b-1 Plan for the Class C shares, each Fund pays to the Distributor distribution fees in connection with the sale and distribution of its Class C shares and shareholder liaison service fees in connection with the provision of ongoing services to shareholders of Class C shares and the maintenance of shareholder accounts.

For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. The Distributor may pay any or all amounts received under the 12b-1 Plan for the Class C shares to other persons for any distribution or shareholder liaison services provided by such persons to the Fund. Payments under the 12b-1 Plan for the Class C shares are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of a Fund’s Class C shares and to pay for certain shareholder services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C shares of the Fund at the time the shares are purchased (which includes prepayment of the first year's 0.25% shareholder liaison service fee). These up-front payments to broker-dealers are financed solely by the Advisor.  However, the Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive the ongoing 12b-1 fees associated with their clients’ investments.

Because the Funds pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.  The net income attributable to Class A, Investor Class or Class C shares will be reduced by the amount of distribution and service fees and other expenses of a Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus headings “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Funds applicable to each class of shares offered in this Prospectus.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of a Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds' shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Class A Shares
Under the 12b-1 Plan, a service fee at an annual rate of up to 0.25% of average daily net assets is deducted from the assets of a Fund's Class A Shares.

Class A Shares of the Funds are sold at the offering price, which is NAV plus an initial maximum sales charge that varies with the amounts you invest as shown in the following chart.  This means that part of your investment in a Fund will be used to pay the sales charge

Class A Shares -- Sales Charge Schedule

Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $50,000	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	3.75%
$100,000-$249,999	3.75%	3.90%	3.00%
$250,000-$499,999	2.60%	2.67%	2.00%
$500,000-$999,999	2.00%	2.04%	1.50%
$1 million or more	See below**	See below**	1.00%

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 39.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs
Eligible purchasers of Class A Shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•	you assure the relevant Fund in writing that you intend to invest at least $50,000 in Class A Shares of the Fund over the next 13 months in exchange for a reduced sales charge ("Letter of Intent") (see below); or

•	the amount of Class A Shares you already own in the Fund plus the amount you intend to invest in Class A Shares is at least $50,000 ("Cumulative Discount").

By signing a Letter of Intent you can purchase shares of a Fund at a lower sales charge level.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.75% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with a Fund you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to "move" your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in a Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Funds or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Funds, or an approved financial intermediary, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Funds held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Funds or at other approved financial intermediary. Upon such notification, you will pay the sales charge at the lowest applicable sales charge. You should retain any records necessary to substantiate the purchase price of the shares, as the Funds and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Funds’ website www.zacksfunds.com or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:

•	reinvesting dividends or distributions;

•	making additional investments for your 401(k) or other retirement or direct account;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•	a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform;

•	exchanging shares of one Fund into the same class of shares of the other Fund;

•	a current trustee of the Trust;

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund; or

•	financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

The Funds may waive the sales charges for investors in other situations as well.  Your financial advisor or the Funds’ transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege. There is no initial sales charge on purchases of Class A Shares in an account or accounts with an accumulated value of $1 million or more.  From its own profits and resources, the Advisor may pay broker-dealers a finder’s fee equal to 1% of the amount of Class A shares sold with $1 million or more.  If all or part of such an investment is subsequently redeemed within one year, you may be charged a CDSC of 1.00% on any shares you sell within 12 months of owning them and 0.50% during months 13-18.  This CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the Fund or the Transfer Agent that the dealer waives the finder’s fee.  Your financial advisor or the Funds’ transfer agent can answer your questions and help you determine if you are eligible.

Class C Shares
Under the 12b-1 Plan, a distribution fee at an annual rate of 0.75% of average daily net assets and a service fee at an annual rate of up to 0.25% of average daily net assets is deducted from the assets of the Funds’ Class C Shares.

Class C Shares of the Funds are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them and 0.50% during months 13-18.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Funds and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Funds will not accept a purchase order for Class C Shares in the amount of $1,000,000 or more.

In determining whether a CDSC applies to a redemption, a Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Class C Shares Purchase Programs
Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of CDSC through certain purchase programs offered by the Funds. You must notify the Funds or an authorized dealer whenever a reduced CDSC is applicable and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a reduced CDSC. This includes the redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly.

In addition, there are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Your financial representative or the Funds’ transfer agent must be contacted to determine if the conditions exist;

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

•	withdrawals related to certain retirement or benefit plans; or

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

In each of these cases, a number of additional provisions apply in order to be eligible for a CDSC waiver. Your financial advisor or the Funds’ transfer agent can answer questions and help determine if you are eligible.

Information on sales charges can also be found on the Fund’s website at www.zacksfunds.com, or obtained by calling the Fund at 1-(888) 453-4003, or consulting with your financial advisor.

In-Kind Purchases and Redemptions
Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments.  Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at a Fund’s discretion.  You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of a Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-453-4003.  You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Funds at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.  Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in a Fund at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Fund’s transfer agent (the “Transfer Agent”) receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-(888) 453-4003 at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests
The purchase price you will pay for a Fund’s shares will be at the next NAV (plus any sales charge, if applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund and share class to be purchased, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Zacks Funds.  All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Funds are offered through certain approved financial intermediaries (and their agents). The Funds are also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with a Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus sales charge, if applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Funds may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. The financial intermediary which offers shares may require payment of additional fees from its individual clients. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail
The Funds will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Funds by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the applicable Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Zacks Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Zacks Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions, and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-453-4003 and you will be allowed to move money in amounts of at least $100 from your bank account to the applicable Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by a Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the applicable Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.
ABA Number 101 000 695
For credit to Zacks Funds
A/C # 987 169 1543

For further credit to:
“Fund Name and Share Class”
Your account number
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-888-453-4003 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same-day pricing. The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker-dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern Time) on a business day or on a day when a Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail
You may redeem shares purchased directly from the Funds by mail.  Send your written redemption request to Zacks Funds at the address indicated below. Your request must be in good order and contain the applicable Fund name and share class, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Zacks Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Zacks Funds 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

•       You wish to redeem more than $50,000 worth of shares;
•       When redemption proceeds are sent to any person, address or bank account not on record;
•       If a change of address was received by the Transfer Agent within the last 15 days;
•       If ownership is changed on your account; or
•       When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Funds at 1-888-453-4003 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $ 25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000 by instructing the Funds by phone at 1-888-453-4003.  Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:
•       The applicable Fund account number;
•       The name in which his or her account is registered;
•       The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•       The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, a Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-453-4003. The Funds may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds
You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record. Except as specified below, a Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, the Funds may postpone payment of your redemption proceeds up to 15 calendar days while a Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Other Redemption Information
Shareholders who hold shares of a Fund through an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information
Federal law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification, a Fund redeems noncovered shares first until they are depleted and then applies your elected method to your covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions
The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance.  The Trust takes steps to reduce the frequency and effect of these activities in the Funds.  These steps may include monitoring trading activity and using fair value pricing.  In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Funds, if that shareholder has engaged in four or more “round trips” in the Funds during a 12-month period.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of a Fund’s shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by a Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, (or (viii) by a Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, each Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•	reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact a Fund by telephone, you may also mail your request to the applicable Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege. You may exchange shares of a Fund into shares of another Zacks Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table). You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee.  You may exchange shares by sending a written request to the Funds or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares
A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by a Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent. The Funds’ Prospectus and SAI are also available on the website at www.zacksfunds.com.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Fund’s investment adviser, who provide services to the Fund.  Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund.  The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Zacks Market Neutral Fund, Zacks All-Cap Core Fund, and Zacks Small-Cap Core Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Zacks Dividend Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares.  If you sell Fund shares, it is generally considered a taxable event.  If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates.  Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.  Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 28%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2015.  In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.  Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand each Fund’s financial performance for the past five fiscal years or the period from its commencement of operations through November 30, 2015 (the Funds’ fiscal year end). Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in the Funds would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm.  Tait, Weller & Baker LLP’s report and the Funds’ financial statements are included in the Funds’ annual report which is available upon request.

Zacks Market Neutral Fund
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Fiscal Year Ended November 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.02	$12.66	$13.69	$13.45	$12.91
Income from Investment Operations:
Net investment loss [1]	(0.40)	(0.32)	(0.33)	(0.36)	(0.35)
Net realized and unrealized gain (loss) on investments	1.16	0.68	(0.70)	0.60	0.89
Total from investment operations	0.76	0.36	(1.03)	0.24	0.54

Redemption fee proceeds [1]	-	- [2]	- [2]	-	- [2]

Net asset value, end of period	$13.78	$13.02	$12.66	$13.69	$13.45

Total return [3]	5.84%	2.84%	(7.52%)	1.78%	4.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,435	$8,540	$13,567	$33,726	$38,809

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	6.79%	5.77%	4.93%	4.70%	4.52%
After fees waived and expenses absorbed	4.65%	4.26%	4.37%	4.36%	4.22%

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(5.17%)	(4.00%)	(3.06%)	(2.99%)	(2.99%)
After fees waived and expenses absorbed	(3.03%)	(2.49%)	(2.50%)	(2.65%)	(2.69%)

Portfolio turnover rate	180%	144%	60%	80%	93%

[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.

Zacks Market Neutral Fund
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Fiscal Year Ended November 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.42	$12.17	$13.26	$13.12	$12.69
Income from Investment Operations:
Net investment loss [1]	(0.48)	(0.40)	(0.41)	(0.45)	(0.44)
Net realized and unrealized gain (loss) on investments	1.10	0.65	(0.68)	0.59	0.87
Total from investment operations	0.62	0.25	(1.09)	0.14	0.43

Redemption fee proceeds [1]	-	-	-	-	- [2]

Net asset value, end of period	$13.04	$12.42	$12.17	$13.26	$13.12

Total return [3]	4.99%	2.05%	(8.22%)	1.07%	3.39%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$788	$1,029	$1,893	$3,774	$2,957

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	7.54%	6.52%	5.68%	5.45%	5.27%
After fees waived and expenses absorbed	5.40%	5.01%	5.12%	5.11%	4.97%

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(5.92%)	(4.75%)	(3.81%)	(3.74%)	(3.75%)
After fees waived and expenses absorbed	(3.78%)	(3.24%)	(3.25%)	(3.40%)	(3.45%)

Portfolio turnover rate	180%	144%	60%	80%	93%

[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1.00% on any shares sold within 12 months of the date of purchase and 0.50% during months 13-18. If the sales charge was included total returns would be lower.

Zacks All-Cap Core Fund 1
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Fiscal Year Ended November 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.93	$21.90	$17.45	$15.50	$14.40
Income from Investment Operations:
Net investment income [2]	0.03	0.04	0.04	0.06	0.02
Net realized and unrealized gain on investments	0.45	2.99	4.43	1.89	1.08
Total from investment operations	0.48	3.03	4.47	1.95	1.10

Less Distributions:
From net investment income	-	-	(0.02)	-	-
From net realized gain	(1.47)	-	-	-	-
Total distributions	(1.47)	-	(0.02)	-	-

Redemption fee proceeds [2]	0.01	- [3]	- [3]	- [3]	- [3]

Net asset value, end of period	$23.95	$24.93	$21.90	$17.45	$15.50

Total return [4]	2.04%	13.84%	25.65%	12.58%	7.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,453	$29,752	$25,551	$19,002	$15,260

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.68%	1.73%	1.86%	2.04%	2.02%
After fees waived and expenses absorbed	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.10%	0.07%	(0.01%)	(0.04%)	(0.26%)
After fees waived and expenses absorbed	0.13%	0.15%	0.20%	0.35%	0.11%

Portfolio turnover rate	37%	46%	69%	50%	63%

[1]	Prior to April 1, 2011, the Fund was known as the Zacks Multi-Cap Opportunities Fund.
[2]	Based on average shares outstanding during the period.
[3]	Amount represents less than $0.01 per share.
[4]
Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more.  If the sales charge was included total returns would be lower.

Zacks All-Cap Core Fund 1
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Fiscal Year Ended November 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.37	$20.69	$16.59	$14.85	$13.89
Income from Investment Operations:
Net investment loss [2]	(0.14)	(0.13)	(0.10)	(0.07)	(0.10)
Net realized and unrealized gain on investments	0.43	2.81	4.20	1.81	1.06
Total from investment operations	0.29	2.68	4.10	1.74	0.96

Less Distributions:
From net investment income	-	-	-	-	-
From net realized gain	(1.47)	-	-	-	-
Total distributions	(1.47)	-	-	-	-

Redemption fee proceeds [2]	- [3]	- [3]	- [3]	- [3]	- [3]

Net asset value, end of period	$22.19	$23.37	$20.69	$16.59	$14.85

Total return [4]	1.28%	12.95%	24.71%	11.72%	6.91%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,926	$13,694	$12,032	$7,442	$5,404

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.43%	2.48%	2.61%	2.79%	2.77%
After fees waived and expenses absorbed	2.40%	2.40%	2.40%	2.40%	2.40%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.65%)	(0.68%)	(0.76%)	(0.79%)	(1.01%)
After fees waived and expenses absorbed	(0.62%)	(0.60%)	(0.55%)	(0.40%)	(0.64%)

Portfolio turnover rate	37%	46%	69%	50%	63%

[1]	Prior to April 1, 2011, the Fund was known as the Zacks Multi-Cap Opportunities Fund.
[2]	Based on average shares outstanding during the period.
[3]	Amount represents less than $0.01 per share.
[4]
Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1.00% on any shares sold within 12 months of the date of purchase and 0.50% during months 13-18. If the sales charge was included total returns would be lower.

Zacks Small-Cap Core Fund
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2015	2014	2013	2012	For the period June 30, 2011* through November 30, 2011
Net asset value, beginning of period	$23.47	$23.73	$16.28	$13.89	$15.00
Income from Investment Operations:
Net investment income (loss) [1]	(0.06)	(0.02)	- [5]	0.27	-
Net realized and unrealized gain (loss) on investments	1.88	0.27	7.73	2.10	(1.11)
Total from investment operations	1.82	0.25	7.73	2.37	(1.11)

Less Distributions:
From net investment income	-	-	(0.24)	(0.02)	-
From net realized gain	(1.08)	(0.51)	(0.05)	-	-
Total distributions	(1.08)	(0.51)	(0.29)	(0.02)	-

Redemption fee proceeds [1]	- [5]	- [5]	0.01	0.04	-

Net asset value, end of period	$24.21	$23.47	$23.73	$16.28	$13.89

Total return [2]	8.00%	1.11%	48.24%	17.33%	(7.40%)[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$95,622	$48,242	$39,560	$1,300	$93

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.66%	1.88%	2.27%	29.04%	229.27%[4]
After fees waived and expenses absorbed	1.39%	1.39%	1.39%	1.39%	1.39%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.53%)	(0.56%)	(0.88%)	(25.90%)	(227.94%)[4]
After fees waived and expenses absorbed	(0.26%)	(0.07%)	0.00%	1.75%	(0.06%)[4]

Portfolio turnover rate	162%	154%	140%	173%	105%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0.01 per share.

Zacks Small-Cap Core Fund
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015	For the Period December 31, 2013* through November 30, 2014
Net asset value, beginning of period	$23.32	$23.61
Income from Investment Operations:
Net investment loss [1]	(0.24)	(0.16)
Net realized and unrealized gain (loss) on investments	1.87	(0.13)
Total from investment operations	1.63	(0.29)

Less Distributions:
From net realized gain	(1.08)	-
Total distributions	(1.08)	-

Redemption fee proceeds [1]	- [5]	-

Net asset value, end of period	$23.87	$23.32

Total return [2]	7.20%	(1.23%)[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,194	$2,903

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.41%	2.68%[4]
After fees waived and expenses absorbed	2.14%	2.14%[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.28%)	(1.32%)[4]
After fees waived and expenses absorbed	(1.01%)	(0.78%)[4]

Portfolio turnover rate	162%	154%

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]
Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   Returns shown do not include payment of Contingent Deferred Sales Charge ("CDSC") of 1.00% on any shares sold within 12 months of the date of purchase and 0.50% during months 13-18. If the sales charge was included total returns would be lower.

[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0.01 per share.

Zacks Small-Cap Core Fund
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015	For the Period February 28, 2014* through November 30, 2014
Net asset value, beginning of period	$23.50	$23.09
Income from Investment Operations:
Net investment income [1]	-	0.04
Net realized and unrealized gain on investments	1.89	0.37
Total from investment operations	1.89	0.41

Less Distributions:
From net realized gain	(1.08)	-
Total distributions	(1.08)	-

Redemption fee proceeds [1]	0.01	-

Net asset value, end of period	$24.32	$23.50

Total return [2]	8.34%	1.78%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,142	$1,131

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.41%	1.70%[4]
After fees waived and expenses absorbed	1.14%	1.14%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.28%)	(0.32%)[4]
After fees waived and expenses absorbed	(0.01%)	0.24%[4]

Portfolio turnover rate	162%	154%

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor.
[3]	Not annualized.
[4]	Annualized.

Zacks Dividend Fund
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015	For the Period January 31, 2014* through November 30, 2014
Net asset value, beginning of period	$17.17	$15.00
Income (loss) from Investment Operations:
Net investment income [1]	0.30	0.21
Net realized and unrealized gain (loss) on investments	(0.47)	2.05
Total from investment operations	(0.17)	2.26

Less Distributions:
From net investment income	(0.28)	(0.09)
From net realized gain	(0.03)	-
Total distributions	(0.31)	(0.09)

Redemption fee proceeds [1]	- [2]	- [2]

Net asset value, end of period	$16.69	$17.17

Total return [3]	-0.92%	15.06%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,796	$11,363

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.78%	5.34%[5]
After fees waived and expenses absorbed	1.30%	1.30%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.30%	(2.55%)[5]
After fees waived and expenses absorbed	1.78%	1.49%[5]

Portfolio turnover rate	29%	18%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

Investment Advisor
Zacks Investment Management, Inc.
One South Wacker Drive, Suite 2700
Chicago, Illinois 60606

Fund Co-Administrator
Mutual Fund Administration LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5 th Floor
Kansas City, Missouri 64106

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Independent Counsel
 Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22 nd Floor
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Zacks Market Neutral Fund
Zacks All-Cap Core Fund
Zacks Small-Cap Core Fund
Zacks Dividend Fund
Each a series of the Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.  In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their most recent fiscal year.

The Funds’ SAI and annual and semi-annual reports are available, free of charge. on the Funds’ website at www.zacksfunds.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Funds by contacting a broker that sells shares of the Funds or by calling the Funds (toll-free) at (888) 453-4003 or by writing to:

Zacks Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.  Reports and other information about the Funds are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov;
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov; or
•	For a duplication fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

(The Trust’s SEC Investment Company Act file no. 811- 21719.)

Statement of Additional Information

April 1, 2016

Zacks Funds

●	Zacks Market Neutral Fund
Class A (ZMNAX) and Class C (ZMNCX)

●	Zacks All-Cap Core Fund
Class A (CZOAX) and Class C (CZOCX)

●	Zacks Small-Cap Core Fund
Investor Class (ZSCCX), Class C (ZCCCX) and Class I (ZSCIX)

●	Zacks Dividend Fund
Investor Class (ZDIVX)

Each a series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated April 1, 2016, as may be amended from time to time (the “Prospectus”), of the Zacks Market Neutral Fund, Zacks All-Cap Core Fund, Zacks Small-Cap Core Fund and the Zacks Dividend Fund (collectively, the “Funds” and each, a “Fund”), series of Investment Managers Series Trust (the “Trust”). Zacks Investment Management, Inc. (“ZIM” or the “Advisor”) is the investment advisor to the Funds. A copy of the Funds’ Prospectus may be obtained by contacting the Funds at the address or telephone number specified below. The Funds’ Annual Report to shareholders for the fiscal year ending November 30, 2015, is incorporated by reference herein. A copy of the Funds’ Annual Report can be obtained by contacting the Funds at the address or telephone number specified below.

Zacks Funds
P.O. Box 2175
Milwaukee, Wisconsin 53202
1-888-453-4003
www.zacksfunds.com

Table of Contents

THE TRUST AND THE FUNDS	B-2
PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS	B-2
MANAGEMENT OF THE FUNDS	B-29
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-41
PORTFOLIO TURNOVER	B-42
PROXY VOTING POLICY	B-43
ANTI-MONEY LAUNDERING PROGRAM	B-43
PURCHASE AND REDEMPTION OF FUND SHARES	B-43
FEDERAL INCOME TAX MATTERS	B-44
OTHER INFORMATION	B-49
DETERMINATION OF NET ASSET VALUE	B-51
DIVIDENDS AND DISTRIBUTIONS	B-52
GENERAL INFORMATION	B-53
FINANCIAL STATEMENTS	B-54
APPENDIX “A” - DESCRIPTION OF SECURITIES RATINGS	B-55
APPENDIX “B” – ADVISOR’S PROXY POLICIES AND GUIDELINES	B-60

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each Fund is a diversified fund, which means each Fund is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

Each of the Zacks Market Neutral Fund and Zacks All-Cap Core Fund currently offer two classes of shares: Class A and Class C. The Zacks Small-Cap Core Fund currently offers three classes of shares: Investor Class, Class C and Class I. The Zacks Dividend Fund currently offers one class of shares: Investor Class. Other classes of each Fund may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

EQUITY SECURITIES

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Warrants and Rights. Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants buy typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Small- and Mid-Cap Stocks. The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Funds may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Preferred Stocks. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer's common stock. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

SHORT SALES

The Zacks Market Neutral Fund and Zacks Small-Cap Core Fund may engage in short sales. A short sale is a transaction in which the Funds sell a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Funds, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Funds also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Funds’ gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by the Funds may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Funds own for delivery at a specified date in the future. The Funds will incur transaction costs to open, maintain and close short sales against the box.

To the extent the Funds sell securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Funds’ assets could affect its portfolio management.

FOREIGN INVESTMENTS

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Funds’ performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities and other investments held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Funds’ income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Funds incur expenses in U.S. Dollars and the time such expenses are paid, the Funds may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Funds may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Funds make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Funds.

Depository Receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Funds will purchase, sell and be paid dividends on ADRs, in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRSs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

OTHER INVESTMENT COMPANIES

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. A Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”). ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

DEBT SECURITIES

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed, instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity . Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities. The Funds may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Funds more volatile and could limit the Funds’ ability to sell its securities at prices approximating the values the Funds had placed on such securities. In the absence of a liquid trading market for securities held by it, the Funds at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Funds’ fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Funds’ net asset value. The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Funds’ investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Funds could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Funds’ net asset value. In order to enforce its rights in the event of a default, the Funds may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer¹s obligations on such securities. This could increase the Funds’ operating expenses and adversely affect the Funds’ net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Funds’ intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the fund may exercise its rights by taking possession of such assets. To the extent the Funds invest in securities in the lower rating categories, the achievement of the Funds’ investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Funds were investing in securities in the higher rating categories.

Over-the-Counter Transactions – Fixed Income Securities

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. Each Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Sovereign Debt Obligations. The Funds may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Municipal Bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities. Within the parameters of its specific investment policies, the Funds may invest in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations. The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

FOREIGN INVESTMENTS

Emerging Markets. The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Funds’ ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Funds invests.

Foreign Currency Transactions. The Funds may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Funds enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Funds may enter into forward contracts to hedge against risks arising from securities the Funds own or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If the Funds deliver the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Funds’ assets that are denominated in that specific currency. The Funds may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Funds incur foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Funds to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Funds are obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Funds may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Funds hold in its portfolio or which it intends to purchase.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Funds invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Funds’ investments due to the interconnected nature of the global economy and capital markets. The Funds may also be susceptible to these events to the extent that the Funds invest in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region.   After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the U.S. and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in "principal only" and "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security's total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience unprecedented upheaval. Among other things, the value of residential real estate has decreased significantly. This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially. These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities have lost value, including the "senior" classes of those securities. There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover. Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Funds.

DERIVATIVES

The Funds may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Funds may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, each Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. In such cases, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices. A call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle the Fund, in return for the premium paid, to sell specified securities during the option period. The Funds may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. The Funds may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, the Funds may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Funds may sell index call options. The Funds may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Funds’ custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.

Over-the-Counter Options. The Funds may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. The Funds may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, the Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities. The Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, the Funds will change the treatment of such instruments accordingly.

Stock Index Options. The Funds may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures. The Funds may use interest rate, foreign currency, index and other futures contracts. The Funds may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Funds may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Funds invest in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI, neither the Trust nor the Funds is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Funds. In the future, if the Funds’ use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Funds, the Advisor will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Stock Index Futures. The Funds may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Transactions. The Funds may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Funds will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Funds will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents. If the Funds were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Funds have written a call, there is also a risk that the market may decline between the time the Funds have a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Funds will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Funds may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Funds has written is “covered” by an index call held by the Funds with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Funds exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Total Return Swaps. The Funds may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Funds may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Funds may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Funds would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Funds were a buyer and no credit event occurs, the Funds would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Funds’ return.

Currency Swaps. The Funds may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Funds may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Funds may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Funds may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Funds may write (sell) and purchase put and call swaptions. The Funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Funds are hedging its assets or its liabilities. The Funds may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Funds’ use of options.

Depending on the terms of the particular option agreement, the Funds will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Funds purchase a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Funds writes a swaption, upon exercise of the option the Funds will become obligated according to the terms of the underlying agreement.

Over-the-Counter Derivatives Transactions

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with respect to their portfolio securities. Pursuant to such agreements, the Funds acquire securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Funds will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Funds’ rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Funds may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Funds will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Funds enter into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Funds pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Funds.

U.S. GOVERNMENT OBLIGATIONS

The Funds may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Funds were to engage in borrowing, an increase in interest rates could reduce the value of the Funds’ shares by increasing the Funds’ interest expense. Subject to the limitations described under “Investment Limitations” below, the Funds may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Funds’ assets and may cause the Funds to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Funds’ total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Funds’ total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Funds sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Funds’ portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Funds also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and the Funds’ investment restrictions, the Funds may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Funds (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Funds will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Funds’ loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Funds’ total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Funds on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Funds could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Funds’ management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the market price during the loan period would inure to the Funds. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Funds are unsettled. As a result, under extreme circumstances, there may be a restriction on the Funds’ ability to sell the collateral, and the Funds would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Funds’ investment in such loaned securities. The Funds will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

CLOSED-END FUNDS

The Funds may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Funds’ shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

BUSINESS DEVELOPMENT COMPANIES

A business development company (“BDC”) is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies.

EXCHANGE TRADED NOTES (“ETNs”)

An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Funds will indirectly bear its proportionate share of expenses incurred by REITs in which the Funds invest in addition to the expenses incurred directly by the Funds.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for the favorable federal income tax treatment generally available to them under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

STRUCTURED INVESTMENTS

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

COMMODITIES AND COMMODITY CONTRACTS

The Funds may purchase and sell commodity futures contracts and options; may enter into foreign exchange contracts; may enter into swaps and other financial transactions not requiring the delivery of physical commodities; and may purchase or sell commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Funds may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Funds’ exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. The Funds will only invest in commodities transactions that the Advisor believes can be readily liquidated.

There are additional factors associated with commodity futures contracts which may subject the Funds’ investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Changes in the regulation of derivatives, including commodity-based derivatives, arising from the Dodd-Frank Act may make it more expensive for a Fund and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

ILLIQUID AND RESTRICTED SECURITIES

The Funds may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, the Funds will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Funds’ decision to sell such securities and the time when the Funds are able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Funds’ net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Funds will take such steps as is deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Funds. However, investing in Rule 144A securities could result in increasing the level of the Funds’ illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the Fund’s board of trustees.

LARGE SHAREHOLDER REDEMPTION RISK

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares.   Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value.   Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Funds also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

SHORT-TERM INVESTMENTS

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.
As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Funds may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Funds’ investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose a Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

CYBER SECURITY RISK

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

No Fund may:

1.	Issue senior securities nor borrow money, except that each Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2.	Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.	Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.

4.	Purchase or sell real estate except that each Fund may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry; (c) invest in securities that are secured by real estate or interests therein; (d) purchase and sell mortgage-related securities; (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and (f) invest as otherwise permitted by applicable law.

5.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Funds from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6.	Make loans of money or property to any person, except: (a) to the extent that securities or interests in which the Funds may invest are considered to be loans; (b) through the loan of portfolio securities in an amount up to 33 1/3% of such Fund’s total assets; (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	77	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 -1996).	77	None

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees:
John P. Zader [a] ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazlb† (born 1957) Trustee Trustee and Vice President	Since January 2008 as Trustee From 2007 -2015	Chairman (2016 –present), and President (2006 –2015), Mutual Fund Administration LLC. the co-administrator for the Fund (2006 – present).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill[b] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer Secretary and Assistant Treasurer	Since March 2016 December 2007 to March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration LLC.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel (October 2015 – present), Mutual Fund Administration, LLC. Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present).; Managing Director, Cipperman Compliance Services (2010 –September 2014).; Chief Compliance Officer, Hanlon Investment Management (2009-2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Compensation

Effective March 9, 2016, each Independent Trustee and Mr. Zader receives from the Trust a quarterly retainer of $29,000 and $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended at which Board action is taken. In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board, each of Mr. Young and Mr. Miller receives an additional annual retainer of $10,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively; and Mr. Miller, who serves as Chair of the Nominating and Governance Committee (the “Nominating Committee”), receives a fee of $1,000 for each meeting of that Committee. Prior to March 9, 2016, each Independent Trustee and Mr. Zader received from the Trust a quarterly retainer of $26,000, and $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended at which Board action was taken. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/ Position	Aggregate Compensation From each Fund[1]				Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (67 Funds) Paid to Trustees[1]
	Market Neutral Fund	All-Cap Core Fund	Small-Cap Core Fund	Dividend Fund
Independent Trustees
Charles H. Miller, Trustee and Valuation Committee Chair	$1,270	$1,301	$1,317	$1,272	None	None	$103,500
Ashley Toomey Rabun, Trustee and Chairperson	$1,354	$1,387	$1,405	$1,356	None	None	$110,250
William H. Young, Trustee and Audit Committee Chair	$1,270	$1,301	$1,317	$1,272	None	None	$103,500
Interested Trustee:
John P. Zader	$1,166	$1,194	$1,209	$1,167	None	None	$95,000

[1]	For the fiscal year ended November 30, 2015.

Mr. Banhazl is not compensated for his service as Trustee because of his affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their current and former positions with the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating Committee, and the Valuation Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee met twice during the fiscal year ended November 30, 2015 with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller. The Nominating Committee did not meet during the fiscal year ended November 30, 2015.

•	The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee did not meet with respect to the Funds during the fiscal year ended November 30, 2015.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Funds face a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the overall supervision of the Board, the Funds’ advisor and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees As of December 31, 2015 the Trustees, including the Independent Trustees, beneficially owned shares of the Funds as follows.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Charles H. Miller	None	$10,001 - $50,000
Ashley Toomey Rabun	None	None
William H. Young	None	None
Interested Trustees:
John P. Zader	None	None
Eric M. Banhazl	None	Above $100,000

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder of a Fund is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. A control person of a Fund is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds. Certain information regarding the principal shareholders and control persons, if any, of each Fund as of March 2, 2016 is set forth in the following tables.

Control Persons	Jurisdiction	Percentage of Total Outstanding Shares of the Fund as of March 2, 2016
Zacks Market Neutral Fund
Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, FL 32246	Florida	45.08%
Foliofn Investments, Inc. McLean, VA 22102	Virginia	29.45%
Zacks All-Cap Core Fund
LPL Financial San Diego, CA 92150	California	30.95%
Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, FL 32246	Florida	19.06%
Zacks Dividend Fund
Charles Schwab & Co. Inc. San Francisco, CA 94104	California	47.62%
LPL Financial San Diego, CA 92150	California	41.47%

Principal Shareholder	Percentage of Total Outstanding Shares of Class as of March 2, 2016
Zacks Market Neutral Fund – Class A
Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, FL 32246	49.12%
Foliofn Investments, Inc. McLean, VA 22102	32.10%
Charles Schwab & Co. Inc. San Francisco, CA 94104	7.40%
Zacks Market Neutral Fund – Class C
Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, FL 32246	41.37%
Barry Hoevker Ada, OK 74820	7.32%
Zacks All-Cap Core Fund – Class A
LPL Financial Omnibus Customer Account San Diego, CA 92150	47.70%
Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, FL 32246	24.31%
UBS WM USA Weehawken, NJ 07086	5.48%
Zacks All-Cap Core Fund – Class C
Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, FL 32246	54.24%
Zacks Small-Cap Core Fund – Investor Class
UBS WM USA Weehawken, NJ 07086	22.16%
Charles Schwab & Co. Inc. San Francisco, CA 94104	9.68%
Zacks Small-Cap Core Fund – Class C
UBS WM USA Weehawken, NJ 07086	59.42%
Zacks Small-Cap Core Fund – Class I
TD Ameritrade Inc. FBO Omaha, NE 68103	43.75%
Charles Schwab & Co Inc San Francisco, CA 94104	30.67%
Zacks Dividend Fund - Investor Class
Charles Schwab & Co Inc San Francisco, CA 94104	48.23%
LPL Financial Omnibus Customer Account San Diego, CA 92150	42.00%

As of March 2, 2016, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of any Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

INVESTMENT ADVISORY AGREEMENT

Advisory Agreement

The Advisor, Zacks Investment Management, Inc., acts as the Funds’ investment advisor pursuant to an advisory agreement (the "Advisory Agreement") for the Funds. ZIM is a wholly owned subsidiary of Zacks Investment Research, Inc. with principal offices at One South Wacker Drive, Ste. 2700, Chicago, Illinois 60606. Zacks Investment Research, Inc. is a provider of earnings data and other financial data to institutions and to individuals. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments. The Advisor also continuously monitors and maintains the Funds’ investment criteria and determines from time to time what securities may be purchased by the Funds.

The Advisory Agreement will remain in effect for an initial two-year period with respect to each Fund. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of each Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

ZIM has contractually agreed to waive its fees and/or pay for operating expenses in order to limit total annual operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to the limit set forth in the Expense Table in the below.

Fund	Expense Cap
Zacks Market Neutral Fund Class A Shares	1.65%
Zacks Market Neutral Fund Class C Shares	2.40%
Zacks All-Cap Core Fund Class A Shares	1.65%
Zacks All-Cap Core Fund Class C Shares	2.40%
Zacks Small-Cap Core Fund Investor Class Shares	1.39%
Zacks Small-Cap Core Fund Class C Shares	2.14%
Zacks Small-Cap Core Fund Class I Shares	1.14%
Zacks Dividend Fund Investor Class Shares	1.30%

This agreement is in effect until March 31, 2019, and may be terminated before that date only by the Board of Trustees. Any reduction in advisory fees or payment of Fund expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Funds paid the following management fees to the Advisor.

Zacks Market Neutral Fund	Management Fees Accrued by Fund	Management Fees Waived	Net Management Fee Paid to Advisor
Fiscal Year Ended November 30, 2015	$100,217	$100,217	$0
Fiscal Year Ended November 30, 2014	$124,834	$124,834	$0
Fiscal Year Ended November 30, 2013	$279,664	$143,538	$136,126

Zacks All-Cap Core Fund	Management Fees Accrued by Fund	Management Fees Waived	Net Management Fee Paid to Advisor
Fiscal Year Ended November 30, 2015	$453,317	$14,445	$438,872
Fiscal Year Ended November 30, 2014	$364,320	$33,793	$330,527
Fiscal Year Ended November 30, 2013	$293,491	$66,940	$226,551

Zacks Small-Cap Core Fund	Management Fees Accrued by Fund	Management Fees Waived	Net Management Fee Paid to Advisor
Fiscal Year Ended November 30, 2015	$686,211	$207,926	$478,285
Fiscal Year Ended November 30, 2014	$436,935	$236,865	$200,070
Fiscal Year Ended November 30, 2013	$141,183	$138,523	$2,660

Zacks Dividend Fund	Management Fees Accrued by Fund	Management Fees Waived	Net Management Fee Paid to Advisor
Fiscal Year Ended November 30, 2015	$89,832	$89,832	$0
Fiscal Year Ended November 30, 2014*	$33,018	$33,018	$0

*	The Zacks Dividend Fund commenced operations on January 31, 2014.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Funds paid to the Co-Administrators the following administration fees.

	Co-Administrator Fees
	Zacks Market Neutral Fund	Zacks All-Cap Core Fund	Zacks Small-Cap Core Fund	Zacks Dividend Fund*
Fiscal Year Ended November 30, 2015	$45,061	$59,525	$80,576	$41,258
Fiscal Year Ended November 30, 2014	$43,418	$47,398	$56,337	$33,174
Fiscal Year Ended November 30, 2013	$43,572	$42,888	$38,863	N/A

*	The Zacks Dividend Fund commenced operations on January 31, 2014.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out‑of‑pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller, & Baker LLP 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund. Morgan Lewis also serves as independent legal counsel to the Independent Trustees.

Portfolio Management

Benjamin L. Zacks and Mitch E. Zacks serve as the portfolio co-managers for the Funds.

Other Accounts Managed by the Portfolio Managers. The portfolio managers manage other accounts. Information on these other accounts is as follows.

As of November 30, 2015:
Benjamin Zacks
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered investment companies	4	$173 million	0	$ 0
Other pooled investment vehicles	4	$16 million	4	$ 16 million
Other advisory accounts	5,094	$ 4.1 billion	0	$ 0

Mitch Zacks
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered investment companies	4	$173 million	0	$ 0
Other pooled investment vehicles	4	$16 million	4	$ 16 million
Other advisory accounts	5,094	$4.1 billion	0	$ 0

Portfolio Manager Compensation

Benjamin Zacks and Mitch Zacks are compensated by ZIM. Each receives a fixed base salary plus an annual bonus based on the Advisor’s overall profitability, not the profitability of a single fund or strategy.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. ZIM has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

The Advisor manages another mutual fund and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

The Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Advisor acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Funds or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Securities Owned in the Fund by the Portfolio Managers. As of November 30, 2015, the portfolio managers owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000)

	Market Neutral Fund	All-Cap Core Fund	Small-Cap Core Fund	Dividend Fund
Benjamin Zacks	D	D	D	D
Mitch Zacks	D	D	D	D

DISTRIBUTION AND SHAREHOLDER SERVICES

IMST Distributors, LLC is the Distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Trust, the Advisor, the Sub-advisors or any other service providers for the Funds.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years with respect to each Fund and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Distributor:

Fund/Period	Amount of Commissions	Amount Received
Zacks Market Neutral Fund – Class A Shares
For the fiscal year ended November 30, 2013	$4,830	$620
For the fiscal year ended November 30, 2014	$2,251	$291
For the fiscal year ended November 30, 2015	$2,120	$310

Zacks All-Cap Core Fund – Class A Shares
For the fiscal year ended November 30, 2013	$52,129	$7,414
For the fiscal year ended November 30, 2014	$56,857	$7,736
For the fiscal year ended November 30, 2015	$82,608	$11,856

The Zacks Small-Cap Core Fund and the Zacks Dividend Fund do not offer Class A Shares.

Pursuant to the Distribution Agreement, amounts received by the Distributor are not held for profit by the Distributor, but instead are used to pay for and/or reimburse the Adviser for distribution related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Investor Class, Class A and Class C shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Investor Class, Class A and Class C shares as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Investor Class, Class A and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Investor Class, Class A and Class C shares of the Funds may be used to pay for any expenses primarily intended to result in the sale of shares of each such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Classes of the Funds; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Classes of the Funds; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Classes of the Funds; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Classes of the Funds; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Classes of the Funds; and (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Classes of the Funds and (h) reimbursement to the Advisor for expenses advanced on behalf of the Funds or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution-related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Investor Class, Class A and Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund’s Investor Class, Class A and Class C shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

Class C Shares

The following table shows the 12b-1 fees paid pursuant to the 12b-1 Plan:

Fund	12b-1 Fees Paid to Distributor
Zacks Market Neutral	$28,832
Zacks All-Cap Core Fund	$235,624
Zacks Small-Cap Core Fund	$229,274
Zacks Dividend Fund	$28,083

Dealer Reallowances

Each Fund’s Class A shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Funds. More detailed information on the sales charge and its application is contained in the Prospectus.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including an electronic sales platform. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold in relation to Advisor’s target position in that particular security for the Fund and the client accounts, and cash position. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Funds with research, statistical and other services.

The Funds paid the following brokerage commissions:

	Brokerage Commissions
	Zacks Market Neutral Fund	Zacks All-Cap Core Fund	Zacks Small-Cap Core Fund	Zacks Dividend Fund*
Fiscal Year Ended November 30, 2015	$26,763	$6,832	$95,349	$1,077
Fiscal Year Ended November 30, 2014	$25,836	$5,607	$53,519	$1,681
Fiscal Year Ended November 30, 2013	$37,265	$7,778	$30,285	n/a

*	The Zacks Dividend Fund commenced operations on January 31, 2014.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

Portfolio Turnover Rate
	Zacks Market Neutral Fund	Zacks All-Cap Core Fund	Zacks Small-Cap Core Fund	Zacks Dividend Fund
Fiscal year ended November 30, 2014	144%	46%	154%	18%
Fiscal year ended November 30, 2015	180%	37%	162%	29%

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (the “Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of each Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and the Advisor Policies. The Trust Policies and the Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s CCO will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-453-4003 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Funds may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). The Funds have reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for such Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds do not intend to hold any significant percentage of their portfolios in illiquid securities, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. None of the Funds anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Funds and their shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds are treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships,” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Funds will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Funds’ policy is to distribute to their shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that no Fund will be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or, were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Funds whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Funds report the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends -received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

A Fund may purchase the securities of certain foreign companies called passive foreign investment companies ("PFICs"). PFICs may be the only or primary means by which a Fund may invest in some countries. If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either a Fund or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on a Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments .

A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain or to redemption proceeds. For Fund taxable years beginning before January 1, 2015, this 30% withholding tax will also not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

OTHER INFORMATION

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Funds, Advisor and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan, Lewis & Bockius LLP and the Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning a Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Funds and the Advisor to the Funds’ shareholders. The Funds and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Funds. The Funds’ Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Funds’ public website (www.zacksfunds.com) or (2) disclosed in periodic regulatory filings on the SEC's website ( www.sec.gov ). Management of the Funds  may make information regarding the Funds’ portfolio holdings available on the Funds’ public website   no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Funds may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of a Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Funds or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Funds’ investment adviser and its affiliates provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of a Fund. These clients also may have portfolios consisting of holdings substantially similar to those of a Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Funds’ investment adviser or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings As of the date of this SAI, the Trust or the Funds has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) Zacks Investment Management Inc. (the Advisor), MFAC and UMB (the Trust's Co-Administrators) and UMB Bank, n.a. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no lag time); (ii) Tait, Weller & Baker, LLP (independent registered public accounting firm), Morgan, Lewis & Bockius LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The NAV of the Funds’ shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Standard Time) each business day. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

An example of how each Fund calculated the NAV as of November 30, 2015 is as follows:

Market Neutral Fund
Class A			Class C
$8,435,067	=	$13.78	$787,919	=	$13.04
612,128			60,418

All-Cap Core Fund
Class A			Class C
$39,452,464	=	$23.95	$15,926,157	=	$22.19
1,647,234			717,781

Small Cap Core Fund
Investor Class			Class C			Class I
$95,622,139	=	$24.21	$7,193,935	=	$23.87	$3,142,445	=	$24.32
3,950,352			301,351			129,219

Dividend Fund
Investor Class
$9,796,455	=	$16.69
586,817

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Funds has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. The Funds may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long‑term capital gain or loss recognition or otherwise producing long‑term capital gains and losses, the Fund will have a net long‑term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series is charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Zacks Market Neutral Fund and Zacks All-Cap Core Fund, the Trust currently offers two classes of shares: Class A and Class C. With respect to the Zacks Small-Cap Core Fund, the Trust currently offers three classes of shares: Investor Class, Class C and Class I. With respect to the Zacks Dividend Fund, the Trust currently offers one class of shares: Investor Class. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise immaterial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. The Trust and the Advisor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Funds’ Annual Report to shareholders for the fiscal year ending November 30, 2015 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Funds’ Annual Report can be obtained at no charge by calling 1-888-453-4003 or writing the Funds.

APPENDIX “A”
DESCRIPTION OF SECURITIES RATINGS
Standard & Poor's Corporation

A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA	Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B	Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC	Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC	The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C	The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating "CI" is reserved for income bonds on which no interest is being paid.

D	Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated "B" are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.
S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note    Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX “B”
ADVISOR’S PROXY POLICIES AND GUIDELINES

Zacks Investment Management, Inc.

Summary of Proxy Voting Policy

Zacks Investment Management, Inc. (“ZIM”) often has voting power with respect to securities in client accounts. ZIM has adopted a proxy voting policy and procedures (the “Proxy Policy”) with respect to the voting of proxies for client accounts for which ZIM has proxy voting authority. ZIM utilizes Broadridge for the execution and recordkeeping of ZIM’s proxy voting.

Under the Proxy Policy, ZIM monitors corporate events and votes the proxies in a manner that it deems consistent with the best interests of its clients. The Proxy Policy provides for the process by which proxy voting decisions are made, the identification and handling of material conflicts of interest, disclosing the Proxy Policy to clients, maintaining appropriate books and records relating to proxies, and proxy voting guidelines for common proxy proposals.

As a general rule, ZIM will vote all proxies relating to a particular proposal the same way for all client accounts holding the security in accordance with the proxy voting guidelines set forth in the Proxy Policy, unless a client specifically instructs ZIM in writing to vote such client’s securities otherwise. One such instruction example requires ZIM to vote against all matters that might negatively impact rights or benefits for members of organized labor (i.e. Taft Hartley). ZIM splits up proxy voting guidelines according to the percentage of ownership held by Taft Hartley investors and all other investors. For example, if Taft-Hartley investors make up 20% of a fund, ZIM anticipates voting 20% of proxies according to Taft-Hartley instructions, and the remaining 80% of proxies according to the ZIM’s guidelines in the Proxy Policy. For separately managed accounts with FOLIOfn, the client will reserve and retain the right to vote by proxy securities held in the Account unless ZIM and the client agree in writing that ZIM will have authority to vote proxies for securities held in the Account.

Notwithstanding anything in the Proxy Policy, ZIM places priority on investment returns over corporate governance correctness. Accordingly, when economic considerations or extraordinary circumstances warrant, ZIM may make exceptions to the proxy voting guidelines or, as ZIM deems to be in the best interests of clients, intentionally refrain from voting a proxy or sell the security.

I.	Overview

Currently, ZIM votes proxies for all of its discretionary client accounts except for separately managed accounts with FolioFN. For these accounts, the client will reserve and retain the right to vote by proxy securities held in the Account unless Zacks and the client agree in writing that Zacks will have authority to vote proxies for securities held in the Account. Client agreements, which were in effect when Rule 206(4)-6 was adopted by the SEC, either provided that ZIM would vote proxies for the specific clients or were silent on proxy voting responsibilities. Thus, ZIM’s fiduciary duty to its clients encompasses voting of client proxies for discretionary client accounts.

In addition, unless the plan administrator or client accounts, which are subject to ERISA, requires ZIM to vote proxies for such accounts unless the plan administrator retains proxy voting responsibilities.

II.	Rule 206(4)-6 under the Advisers Act

A.	Requirements of Rule 206(4)-6

Rule 206(4)-6, which was effective on March 10, 2003 (with an August 6, 2003 compliance date), makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless the adviser:

•	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Discloses to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

B.	Record-Keeping Requirements under Rule 204-2

Investment advisers that vote proxies on behalf of clients are required to maintain the following books and records:

•	Copies of the adviser’s proxy voting policies and procedures;

•	A copy of each proxy statement that the adviser receives regarding client securities. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC’s EDGAR system.

•	A record of each vote cast by the adviser on behalf of a client.

•	A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

•	A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser vote proxies on behalf of the requesting client.

V.	Proxy Voting Compliance Procedures

A.	Advisers Act

•	ZIM currently votes proxies for all client accounts except for separately managed accounts with FolioFN.

•	Proxy voting is supervised by the Chief Compliance Officer, who directs the ZIM Employees who handle proxy voting how each proxy should be voted.

•	A Proxy Voting File will or has been started to document how ZIM voted each proxy received for client accounts.

•	ZIM votes all client proxies in the same manner. The exception may be ERISA accounts that have pre-determined guidelines.

•	ZIM’s President decides, on a proxy by proxy basis, how each proxy should be voted in the best interest of clients.

•	A brief record of why a proxy was voted in the manner in which it was voted should be maintained in the Proxy Voting File. In the event that a client inquires about how a particular record was voted, this record should be consulted to respond to the client’s request.

•	Copies of actual proxies are not always maintained, but are available from the EDGAR database on the SEC’s Web site.

•	ZIM’s personal or proprietary account proxies are voted in the same manner that client proxies are voted, subject to our conflicts of interest procedures.

C.	CONFLICTS OF INTEREST

An attempt will be made to identify potential conflicts of interest that exist between the interests of ZIM and its Clients. ZIM personnel should be aware of the potential for conflicts when considering proxy voting. If a potential conflict is perceived, the CCO should be consulted. In the unlikely event that a potential conflict arises between the interests of ZIM or its personnel and its clients, ZIM implements the following procedures:

•	If the potential conflict of interest involves Mitch Zacks personally, the CCO or his designee will determine how to vote the proxy in the best of interest of clients.

•	If the potential conflict of interest involves ZIM, the CCO determines whether the conflict is material. If it is determined that the conflict is material, ZIM will have no further input on the particular proxy vote (unless it is for an ERISA account which has pre-determined proxy voting guidelines). In this case, a competent third party will be engaged, at ZIM’s expense, to determine the vote that will maximize shareholder value. As an added protection, the third party’s decision is binding.

The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

•	Conflict: ZIM retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in ZIM’s client portfolios. For example, ZIM may be retained to manage Company A’s pension fund. Company A is a public company and ZIM client accounts hold shares of Company A. This type of relationship may influence ZIM to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ZIM.

•	Conflict: ZIM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in ZIM’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

•	Conflict: ZIM’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ZIM’s client portfolios. The spouse could attempt to influence ZIM to vote in favor of management.

•	Conflict: ZIM or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ZIM’s client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ZIM to vote proxies in contradiction to the policy.

INVESTMENT MANAGERS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 15 days following the end of each calendar quarter. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

PART C: OTHER INFORMATION

Zacks Funds

ITEM 28.	EXHIBITS
(a)	(1) Agreement and Declaration of Trust of Registrant (2)
(2)	Certificate of Trust (2)
(3)	Amendment to Certificate of Trust (2)
(4)	Amendment to Certificate of Trust (3)
(5)	Amendment to Certificate of Trust (9)
(6)	Amendment to Agreement and Declaration of Trust (5)
(7)	Amendment to Agreement and Declaration of Trust (3)
(8)	Amendment to Agreement and Declaration of Trust (8)
(9)	Amendment to Agreement and Declaration of Trust (19)
(10)	Certificate of Designation (6)
(11)	Certificate of Designation (11)
(12)	Certificate of Designation (14)
(b)	Amended By-Laws of Registrant (15)
(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d)	Amended and Restated Investment Advisory Agreement (16)
(e)	Distribution Agreement (13)
(f)	Bonus or Profit Sharing Contracts is not applicable.
(g)	Custody Agreement (4)
(h)	Other Material Contracts
(1)	Transfer Agency Agreement (8)
(i)	Amended and Restated Transfer Agency Agreement (21)
(2)	Fund Accounting Agreement (8)
(i)	Amended and Restated Fund Accounting Agreement (18)
(3)	Co-Administration Agreement (8)
(i)	Amended and Restated Co-Administration Agreement (18)
(ii)	Amendment to Co-Administration Agreement (21)
(4)	Amended and Restated Operating Expense Agreement – filed herewith
(i)	Opinion and Consent of Legal Counsel (17)
(j)	Consent of Independent Registered Public Accounting Firm – filed herewith
(k)	Not applicable
(l)	Initial Subscription Agreement
(1)	Zack All-Cap Core Fund (1)
(2)	Zack Market Neutral Fund (7)
(3)	Zack Small-Cap Core Fund (12)
(4)	Zack Dividend Strategy Fund (16)
(m)	Rule 12b-1 Plan (16)
(n)	Rule 18f-3 Plan – filed herewith
(o)	Powers of Attorney (4),(20)
(p)	Code of Ethics
(1)	Code of Ethics of the Trust (4)
(2)	Codes of Ethics of the Advisor (10)

(1)	Previously filed in Registrant's Post-Effective Amendment No. 9 as filed with the Commission on November 21, 2005.
(2)	Previously filed in Registrant's Post-Effective Amendment No. 14 as filed with the Commission on March 31, 2006.
(3)	Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(4)	Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(5)	Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(6)	Previously filed in Registrant’s Post-Effective Amendment No. 39 filed with the Commission on April 17, 2008.
(7)	Previously filed in Registrant’s Post-Effective Amendment No. 45 filed with the Commission on July 24, 2008.
(8)	Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(9)	Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 31, 2009.
(10)	Previously filed in Registrant’s Post-Effective Amendment No. 87 filed with the Commission on April 1, 2010.
(11)	Previously filed in Registrant’s Post-Effective Amendment No. 135 filed with the Commission on March 17, 2011.
(12)	Previously filed in Registrant’s Post-Effective Amendment No. 159 filed with the Commission on June 30, 2011.

(13)	Previously filed in Registrant’s Post-Effective Amendment No. 297 filed with the Commission on December 26, 2012.
(14)	Previously filed in Registrant’s Post-Effective Amendment No. 430 filed with the Commission on November 15, 2013.
(15)	Previously filed in Registrant’s Post-Effective Amendment No. 436 filed with the Commission on December 20, 2013.
(16)	Previously filed in Registrant’s Post-Effective Amendment No. 459 filed with the Commission on January 29, 2014.
(17)	Previously filed in Registrant’s Post-Effective Amendment No. 474 filed with the Commission on February 27, 2014.
(18)	Previously filed in Registrant’s Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.
(19)	Previously filed in Registrant’s Post-Effective Amendment No. 494 filed with the Commission on March 28, 2014.
(20)	Previously filed in Registrant’s Post-Effective Amendment No. 558 filed with the Commission on September 30, 2014.
(21)	Previously filed in Registrant’s Post-Effective Amendment No. 571 filed with the Commission on October 24, 2014.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	IMST Distributors, LLC

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust
2.	Investment Managers Series Trust II

(b)	The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Name	Address	Position with Underwriter	Position with Registrant
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106
Registrant’s Investment Adviser	Zacks Investment Management, Inc. One South Wacker Drive, Suite 2700 Chicago, IL 60606
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the    29th day of March, 2016.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Maureen Quill
Maureen Quill, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 29th day of March, 2016, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
†
John P. Zader	Trustee

/s/ Maureen Quill
Maureen Quill †	President
Eric M. Banhazl /s/ Rita Dam	Trustee and Vice President
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 558 on September 30, 2014.

EXHIBIT INDEX

Exhibit	Exhibit No.
Amended and Restated Operating Expense Agreement	EX99.28(h)(4)
Consent of Independent Registered Public Accounting Firm	EX99.28(j)
Rule 18f-3 Plan	EX99.28(n)